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                                                                   EXHIBIT 10.2

                                    EXHIBIT A
                          TO THE TERM CREDIT AGREEMENT
                                FORM OF TERM NOTE
                                    TERM NOTE


                                                         Los Angeles, California
U.S.$750,000                                                        May 6, 2004

         FOR VALUE RECEIVED, the undersigned, VISIJET INC., a Delaware corporation (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of HIT CREDIT UNION (the "Lender"), without offset or counterclaim, the principal sum of SEVEN HUNDRED FIFTY THOUSAND U.S. DOLLARS (U.S.$750,000) on or before the Maturity Date (as such term is defined in the Credit Agreement referred to below). The Borrower further promises to pay interest on the Term Loan outstanding hereunder from time to time at the interest rates, and payable on the dates, set forth in the Credit Agreement referred to below. This Term Note may be prepaid at any time prior to the Maturity Date without premium or penalty.

         1. PAYMENT. Both principal and interest are payable in lawful money of the United States of America and in immediately available funds to the Lender at Berth 4, Block 2, 2/F, Container Port Road, South Kwai Chung, New Territories, Hong Kong, or such other place as the Lender may designate in writing to the Borrower from time to time.

         2. RECORD KEEPING. The Lender shall record the amount of principal and interest due and payable from time to time hereunder, each payment thereof and the resulting unpaid principal balance hereof, in the Lender's internal records, and any such recordation shall be rebuttable presumptive evidence of the accuracy of the information so recorded; PROVIDED, HOWEVER, that the Lender's failure so to record shall not limit or otherwise affect the obligations of the Borrower hereunder and under the Credit Agreement to repay the principal of and interest on the Term Loan.

         3. CREDIT AGREEMENT. This Term Note is the Note referred to in, and is subject to and entitled to the benefits of, that certain Term Credit Agreement, dated of even date herewith (as amended, modified, renewed or extended from time to time, the "Credit Agreement") between the Borrower and the Lender. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement. The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived. This Term Note is secured by certain Collateral more specifically described in the Security Agreement.

         4. LIMITATION ON INTEREST RATE. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Credit Agreement

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and charged or collected by the Lender or any holder of this 'Term Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has charged or received interest hereunder or under the Credit Agreement in excess of the highest applicable rate, the rate in effect hereunder and under the Credit Agreement shall automatically be reduced to the maximum rate permitted by applicable law and the Lender shall apply all interest paid in excess of the maximum lawful rate to reduce the principal balance of the amounts outstanding hereunder and under the Credit Agreement It is the intent of the parties hereto that the Borrower not pay or contract to pay, and that the Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of the maximum rate of interest that may be paid by the Borrower to the Lender under applicable law

         5. GOVERNING LAW. THIS TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED TN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCLUSIVE OF ITS CONFLICTS OF LAWS AND CHOICE OF LAWS RULES THAT WOULD OR MAY CAUSE THE APPICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF CALIFORNIA.


                                 VISIJET INC.

                                 By: /s/ Laurence M. Schreiber
                                    ------------------------

                                 Name: Laurence M. Schreiber
                                      ----------------------

                                 Its: COO, Corporate Secretary and Treasurer
                                     -----------------------

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